EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

AND THE CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the Act), Joel V. Staff, Chairman and Chief Executive Officer of Reliant Energy, Inc. (the Company), and Mark M. Jacobs, Executive Vice President and Chief Financial Officer, each hereby certify, to the best of their knowledge:

(a)	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2005	/s/ JOEL V. STAFF
Joel V. Staff
Chairman and
Chief Executive Officer

/s/ MARK M. JACOBS
Mark M. Jacobs
Executive Vice President and
Chief Financial Officer